------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) November 30, 2000

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of November 28, 2000, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2000-D).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-38686                 95-4596514
----------------------------       -----------               -----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)



     4500 Park Granada
    Calabasas, California                               91302
    ---------------------                              --------
    (Address of Principal                             (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.
----    ------------

Description of the Notes and the Mortgage Pool
----------------------------------------------

     On November 30, 2000, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of November 28, 2000 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Master Trust (the "Trust") and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2000-D (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company and CHL entered into a Purchase Agreement, dated as of November 28, 2000 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of November 28, 2000 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and Countrywide Home Loans, Inc., as master servicer, entered into a Master Trust Agreement, dated as of August 28, 2000 (the "Master Trust Agreement"), providing for the creation of the Trust. The Master Trust Agreement is annexed hereto as Exhibit 99.4.

     The Company and the Owner Trustee entered into a Series 2000-D Trust Supplement, dated as of November 28, 2000 (the "Series Trust Supplement"), providing for the creation of the Series 2000-D Subtrust under the CWABS Master Trust. The Series Trust Supplement is annexed hereto as Exhibit 99.5.

     In addition to the above agreements, Financial Guaranty Insurance Company issued a Surety Bond, dated November 30, 2000 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Surety Bond is annexed hereto as Exhibit 99.6.*








--------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 27, 2000 and the Prospectus Supplement dated November 27, 2000, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2000-D (the "Prospectus").

Mortgage Loan Statistics

     The following tables describe characteristics of the mortgage loans included in the trust estate as of the cut-off date (as defined in the Prospectus). All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the cut-off date. The sum of the columns may not equal the respective totals due to rounding.


Loan Programs



                                                                           Number of                             Percentage of
                                                                           Mortgage     Aggregate Unpaid      Aggregate Principal
                              Description                                    Loans      Principal Balance           Balance
---------------------------------------------------------------------    ------------  -------------------   ---------------------
3 Yr Draw, 10 Yr Repay..............................................              1       $     74,049                0.03%
5 Yr Draw, 5 Yr Repay...............................................             18            174,343                0.06
5 Yr Draw, 10 Yr Repay..............................................             14            492,992                0.17
10 Yr Draw, 10 Yr Repay.............................................            128          2,445,596                0.87
10 Yr Draw, 15 Yr Repay.............................................          9,580        275,380,001               97.73
15 Yr Draw, 0 Yr Repay..............................................             24            859,886                0.31
15 Yr Draw, 10 Yr Repay.............................................             39          2,352,886                0.84
                                                                         ------------  -------------------   --------------------
Total...............................................................          9,804       $281,779,754             100.00%
                                                                         ============  ===================   ====================


Principal Balances

                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
Range of Principal Balances                                                   Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------
$      0.00  to  $ 10,000...........................................          2,777       $ 13,180,702               4.68%
$ 10,000.01  to  $ 20,000...........................................          2,490         38,665,890              13.72
$ 20,000.01  to  $ 30,000...........................................          1,938         50,247,033              17.83
$ 30,000.01  to  $ 40,000...........................................            847         29,890,577              10.61
$ 40,000.01  to  $ 50,000...........................................            576         26,510,466               9.41
$ 50,000.01  to  $ 60,000...........................................            283         15,757,687               5.59
$ 60,000.01  to  $ 70,000...........................................            170         11,109,863               3.94
$ 70,000.01  to  $ 80,000...........................................            148         11,193,529               3.97
$ 80,000.01  to  $ 90,000...........................................             95          8,164,763               2.90
$ 90,000.01  to  $100,000...........................................            157         15,403,770               5.47
$100,000.01  to  $125,000...........................................             88         10,066,682               3.57
$125,000.01  to  $150,000...........................................            105         14,817,019               5.26
$150,000.01  to  $175,000...........................................             23          3,876,212               1.38
$175,000.01  to  $200,000...........................................             30          5,755,729               2.04
$200,000.01  to  $225,000...........................................              9          1,955,353               0.69
$225,000.01  to  $250,000...........................................             17          4,122,750               1.46
$250,000.01  to  $275,000...........................................              6          1,588,977               0.56
$275,000.01  to  $300,000...........................................             15          4,432,759               1.57
$300,000.01  to  $325,000...........................................              5          1,561,006               0.55
$325,000.01  to  $350,000...........................................              6          2,041,500               0.72
$375,000.01  to  $400,000...........................................              6          2,356,626               0.84
$450,000.01  to  $475,000...........................................              1            470,000               0.17
$475,000.01  to  $500,000...........................................              4          1,994,458               0.71
$500,000.01  to  $525,000...........................................              1            512,870               0.18
$525,000.01  to  $550,000...........................................              1            525,205               0.19
$575,000.01  to  $600,000...........................................              1            600,000               0.21
$675,000.01  to  $700,000...........................................              1            678,326               0.24
$775,000.01  to  $800,000...........................................              1            800,000               0.28
$975,000.01  to  $1,000,000.........................................              2          2,000,000               0.71
> $1,000,000........................................................              1          1,500,000               0.53
                                                                         ------------  -------------------   --------------------
Total...............................................................          9,804       $281,779,754             100.00%
                                                                         ============  ===================   ====================


Loan Rates


                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
                          Range of Loan Rates                                 Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------
 5.501 - 6.000%.....................................................            116       $  6,502,737               2.31%
 6.001 - 6.500......................................................              1             50,000               0.02
 6.501 - 7.000......................................................             34          1,583,727               0.56
 7.501 - 8.000......................................................              7            222,978               0.08
 8.001 - 8.500......................................................          8,866        239,729,096              85.08
 9.001 - 9.500......................................................              4            109,635               0.04
 9.501 - 10.000.....................................................             58          4,732,646               1.68
10.001 - 10.500.....................................................             96          5,506,258               1.95
10.501 - 11.000.....................................................             52          1,767,414               0.63
11.001 - 11.500.....................................................            135          5,169,860               1.83
11.501 - 12.000.....................................................            140          5,790,492               2.05
12.001 - 12.500.....................................................            154          6,384,820               2.27
12.501 - 13.000.....................................................             61          1,855,333               0.66
13.001 - 13.500.....................................................             59          1,848,146               0.66
13.501 - 14.000.....................................................              4             34,733               0.01
15.501 - 16.000.....................................................             17            491,878               0.17
                                                                         ------------  -------------------   --------------------
Total...............................................................          9,804       $281,779,754             100.00
                                                                         ============  ===================   ====================



Months Remaining to Scheduled Maturity


                                                                                             Aggregate
                            Range of Months                                 Number of         Unpaid             Percentage of
                             Remaining to                                   Mortgage         Principal        Aggregate Principal
                          Scheduled Maturity                                  Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------
109 - 120...........................................................             18       $    174,343               0.06%
145 - 156...........................................................              1             74,049               0.03
169 - 180...........................................................             38          1,352,878               0.48
229 - 240...........................................................            128          2,445,596               0.87
265 - 276...........................................................              1              8,302               0.00
289 - 300...........................................................          9,160        266,934,312              94.73
301 - 312...........................................................            458         10,790,273               3.83
                                                                         ------------  -------------------   --------------------
Total...............................................................          9,804       $281,779,754             100.00%
                                                                         ============  ===================   ====================


Combined Loan-to-Value Ratios


                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
                Range of Combined Loan-to-Value Ratios                        Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------
20.01-30.00.........................................................             75       $  3,156,655               1.12%
30.01-40.00.........................................................            143          6,000,863               2.13
40.01-50.00.........................................................            207          8,714,947               3.09
50.01-60.00.........................................................            443         14,709,153               5.22
60.01-70.00.........................................................          1,172         36,909,103              13.10
70.01-80.00.........................................................          1,742         57,561,899              20.43
80.01-90.00.........................................................          3,448         87,573,833              31.08
90.01-100.00........................................................          2,574         67,153,300              23.83
                                                                         ------------  -------------------   --------------------
Total...............................................................          9,804       $281,779,754             100.00%
                                                                         ============  ===================   ====================


Geographic Distribution


                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
State                                                                         Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------
AK..................................................................             37       $  1,059,213               0.38%
AL..................................................................            264          5,948,638               2.11
AZ..................................................................            360          7,818,843               2.77
CA..................................................................          2,214        102,584,855              36.41
CO..................................................................            477         14,403,990               5.11
CT..................................................................             76          2,070,632               0.73
DC..................................................................             12            288,419               0.10
DE..................................................................             20            396,150               0.14
FL..................................................................            497         10,043,616               3.56
GA..................................................................            271          7,100,401               2.52
HI..................................................................             95          2,357,615               0.84
IA..................................................................             28            480,816               0.17
ID..................................................................             95          2,326,053               0.83
IL..................................................................            476         10,991,847               3.90
IN..................................................................            151          2,396,828               0.85
KS..................................................................            135          2,888,236               1.02
KY..................................................................             58          1,331,499               0.47
LA..................................................................             86          1,462,235               0.52
MA..................................................................            257          7,657,981               2.72
MD..................................................................            150          3,181,740               1.13
ME..................................................................             43            636,094               0.23
MI..................................................................            584         15,462,749               5.49
MN..................................................................            103          2,395,282               0.85
MO..................................................................            178          3,416,504               1.21
MS..................................................................             35            544,109               0.19
MT..................................................................             41          1,107,747               0.39
NC..................................................................            229          4,272,970               1.52
ND..................................................................              6            138,247               0.05
NE..................................................................             50            982,646               0.35
NH..................................................................             64          1,320,843               0.47
NJ..................................................................            310          8,614,735               3.06
NM..................................................................             50          1,661,110               0.59
NV..................................................................             91          2,224,526               0.79
NY..................................................................            222          6,911,925               2.45
OH..................................................................            251          4,880,074               1.73
OK..................................................................            118          2,487,745               0.88
OR..................................................................            180          4,540,384               1.61
PA..................................................................            338          6,682,618               2.37
RI..................................................................             28            812,317               0.29
SC..................................................................             93          1,666,403               0.59
SD..................................................................             11            224,000               0.08
TN..................................................................            128          2,445,596               0.26
TX..................................................................             23            734,350               0.26
UT..................................................................            154          3,542,549               1.26
VA..................................................................            166          3,974,082               1.41
VT..................................................................              9             91,297               0.03
WA..................................................................            374          9,820,462               3.49
WI..................................................................            113          2,343,735               0.83
WV..................................................................             18            174,343               0.06
WY..................................................................             35            880,705               0.31
                                                                         ------------  -------------------   --------------------
Total...............................................................          9,804       $281,779,754             100.00%
                                                                         ============  ===================   ====================


Property Type


                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
                             Property Type                                    Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------


2-4Units........................................................                 60         $1,779,769               0.63%
Lo Condo........................................................                635        $15,286,280               5.42
PUD.............................................................              1,419        $44,594,071              15.83
SinglFam........................................................              7,690       $220,119,634              78.12
                                                                         ------------  -------------------   --------------------
Total...........................................................              9,804       $281,779,754             100.00
                                                                         ============  ===================   ====================


Margins


                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
                         Range of Margins (%)                                 Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------


<0.0............................................................                  1            $28,000               0.01%
0.000...........................................................                642        $24,434,112               8.67
0.001 - 0.250...................................................                126         $6,769,083               2.40
0.251 - 0.500...................................................                741        $32,384,161              11.49
0.501 - 0.750...................................................                 39         $1,751,344               0.62
0.751 - 1.000...................................................                731        $22,956,537               8.15
1.001 - 1.250...................................................                333         $9,690,988               3.44
1.251 - 1.500...................................................                680        $18,561,502               6.59
1.501 - 1.750...................................................                163         $5,221,548               1.85
1.751 - 2.000...................................................              1,346        $27,888,769               9.90
2.001 - 2.250...................................................                620        $15,817,270               5.61
2.251 - 2.500...................................................                781        $25,025,746               8.88
2.501 - 2.750...................................................                159         $6,201,562               2.20
2.751 - 3.000...................................................                740        $18,453,859               6.55
3.001 - 3.250...................................................                317         $7,676,889               2.72
3.251 - 3.500...................................................              1,080        $27,323,041               9.70
3.501 - 3.750...................................................                180         $4,011,857               1.42
3.751 - 4.000...................................................                256         $7,334,465               2.60
4.001 - 4.250...................................................                 72         $1,417,347               0.50
4.251 - 4.500...................................................                541        $13,763,397               4.88
4.501 - 4.750...................................................                136         $2,560,032               0.91
4.751 - 5.000...................................................                  9           $198,767               0.07
5.001 - 5.250...................................................                 28           $304,315               0.11
5.251 - 5.500...................................................                 52         $1,243,876               0.44
5.501 - 5.750...................................................                  9           $247,150               0.09
6.001 - 6.250...................................................                 15           $363,286               0.13
6.251 - 6.500...................................................                  7           $150,851               0.05
                                                                         ------------  -------------------   --------------------
Total...........................................................              9,804       $281,779,754             100.00
                                                                         ============  ===================   ====================


Credit Limit Utilization Rates


                                                                                             Aggregate
                                                                            Number of         Unpaid             Percentage of
                                                                            Mortgage         Principal        Aggregate Principal
                Range of Credit Limit Utilization Rates                       Loans           Balance               Balance
----------------------------------------------------------------------   ------------  --------------------  ---------------------

0.00%...........................................................              1,044                 $1               0.00%
0.01% - 10.00%..................................................                185           $793,835               0.28
10.01% - 20.00%.................................................                221         $2,476,566               0.88
20.01% - 30.00%.................................................                310         $3,890,486               1.38
30.01% - 40.00%.................................................                406         $5,932,366               2.11
40.01% - 50.00%.................................................                659        $11,253,945               3.99
50.01% - 60.00%.................................................                472        $10,009,601               3.55
60.01% - 70.00%.................................................                509        $12,568,232               4.46
70.01% - 80.00%.................................................                574        $16,403,322               5.82
80.01% - 90.00%.................................................                493        $17,027,547               6.04
90.01% - 100.00%................................................              4,931       $201,423,853              71.48
                                                                         ------------  -------------------   --------------------
Total...........................................................              9,804       $281,779,754             100.00
                                                                         ============  ===================   ====================



                                                   Credit Limits


                                                                                Aggregate
                                                               Number of         Unpaid              Percentage of
                                                               Mortgage         Principal              Aggregate
              Range of Credit Limits                             Loans           Balance           Principal Balance
----------------------------------------------------------   ------------  --------------------  ---------------------

$      0.00  to  $ 10,000........................                  342          $2,082,234                 0.74%
$ 10,000.01  to  $ 20,000........................                2,861         $31,984,618                11.35
$ 20,000.01  to  $ 30,000........................                2,694         $51,824,593                18.39
$ 30,000.01  to  $ 40,000........................                1,131         $30,253,140                10.74
$ 40,000.01  to  $ 50,000........................                  905         $27,545,375                 9.78
$ 50,000.01  to  $ 60,000........................                  398         $16,468,996                 5.84
$ 60,000.01  to  $ 70,000........................                  250         $11,910,629                 4.23
$ 70,000.01  to  $ 80,000........................                  219         $11,255,957                 3.99
$ 80,000.01  to  $ 90,000........................                  148          $9,130,501                 3.24
$ 90,000.01  to  $100,000........................                  355         $20,544,073                 7.29
$100,000.01  to  $125,000........................                  103          $8,819,675                 3.13
$125,000.01  to  $150,000........................                  173         $17,888,173                 6.35
$150,000.01  to  $175,000........................                   29          $3,089,975                 1.10
$175,000.01  to  $200,000........................                   63          $7,819,191                 2.77
$200,000.01  to  $225,000........................                   16          $2,379,868                 0.84
$225,000.01  to  $250,000........................                   25          $4,250,117                 1.51
$250,000.01  to  $275,000........................                    8          $1,403,065                 0.50
$275,000.01  to  $300,000........................                   31          $6,009,740                 2.13
$300,000.01  to  $325,000........................                    5          $1,561,006                 0.55
$325,000.01  to  $350,000........................                    8          $1,980,623                 0.70
$350,000.01  to  $375,000........................                    1             $40,000                 0.01
$375,000.01  to  $400,000........................                    7          $1,941,685                 0.69
$400,000.01  to  $425,000........................                    2            $280,000                 0.10
$425,000.01  to  $450,000........................                    3            $395,487                 0.14
$450,000.01  to  $475,000........................                    3            $737,500                 0.26
$475,000.01  to  $500,000........................                   12          $3,060,463                 1.09
$500,000.01  to  $525,000........................                    1            $512,870                 0.18
$525,000.01  to  $550,000........................                    1             $98,646                 0.04
$575,000.01  to  $600,000........................                    1            $600,000                 0.21
$625,000.01  to  $650,000........................                    1            $525,205                 0.19
$725,000.01  to  $750,000........................                    2            $694,323                 0.25
$775,000.01  to  $800,000........................                    2          $1,192,026                 0.42
$975,000.01  to  $1,000,000......................                    2          $2,000,000                 0.71
> $1,000,000.....................................                    2          $1,500,000                 0.53
                                                             ------------  --------------------  ---------------------
Total............................................                9,804        $281,779,754               100.00
                                                             ============  ====================  =====================

                                                   Lien Priority


                                                                                Aggregate
                                                               Number of         Unpaid              Percentage of
                                                               Mortgage         Principal              Aggregate
                    Lien Priority                                Loans           Balance           Principal Balance
----------------------------------------------------------   ------------  --------------------  ---------------------

1st Liens.......................................                   109          $6,184,618                 2.19
2nd Liens.......................................                 9,695        $275,595,136                97.81
                                                             ------------  --------------------  ---------------------
Total...........................................                 9,804        $281,779,754               100.00
                                                             ============  ====================  =====================


Delinquency Status


                                                                                Aggregate
                                                               Number of         Unpaid              Percentage of
                                                               Mortgage         Principal              Aggregate
              Number of Days Delinquent                          Loans           Balance           Principal Balance
----------------------------------------------------------   ------------  --------------------  ---------------------

30 - 59 DAYS.....................................                    2             $10,507                 0.00

CURRENT..........................................                9,802        $275,595,136                97.81
                                                             ------------  --------------------  ---------------------
Total............................................                9,804        $281,779,754               100.00
                                                             ============  ====================  =====================


Origination Year


                                                                                Aggregate
                                                               Number of         Unpaid              Percentage of
                                                               Mortgage         Principal              Aggregate
                  Origination Year                               Loans           Balance           Principal Balance
----------------------------------------------------------   ------------  --------------------  ---------------------

1998.............................................                    1              $8,302                 0.00

2000.............................................                9,803        $281,771,451               100.00
                                                             ------------  --------------------  ---------------------
Total............................................                9,804        $281,779,754               100.00
                                                             ============  ====================  =====================


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Sale and Servicing Agreement, dated as of November 28, 2000, by and among the Company, CHL, the Trust and the Indenture Trustee.

          99.2 The Purchase Agreement, dated as of November 28, 2000, by and between the Company and CHL.

          99.3 The Indenture, dated as of November 28, 2000, by and between the Trust and the Indenture Trustee.

          99.4 The Master Trust Agreement, dated as of August 28, 2000, by and among the Company, CHL, as master servicer, and the Owner Trustee.

          99.5 The Series 2000-D Trust Supplement, dated as of November 28, 2000, by and between the Company and the Owner Trustee.

          99.6 The Note Guaranty Surety Bond, dated as of November 30, 2000, issued by Financial Guaranty Insurance Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By:  /s/ Michael Muir
                                                      -----------------------
                                                      Michael Muir
                                                      Vice President


Dated: December 15, 2000

EXHIBIT INDEX

Exhibit         Description

        99.1 The Sale and Servicing Agreement, dated as of November 28, 2000, by and among the Company, CHL, the Trust and the Indenture Trustee.

        99.2 The Purchase Agreement, dated as of November 28, 2000, by and between the Company and CHL.

        99.3 The Indenture, dated as of November 28, 2000, by and between the Trust and the Indenture Trustee.

        99.4 The Master Trust Agreement, dated as of August 28, 2000, by and among the Company, CHL, as master servicer, and the Owner Trustee.

        99.5 The Series 2000-D Trust Supplement, dated as of November 28, 2000, by and between the Company and the Owner Trustee.

        99.6 The Note Guaranty Surety Bond, dated as of November 30, 2000, issued by Financial Guaranty Insurance Company.

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                                 EXHIBIT 99.1

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